Hamilton Insurance Group, Ltd. Supplementary Financial Information March 31, 2025 Investor Contact Investor.Relations@hamiltongroup.com

Hamilton Insurance Group, Ltd.

Table of Contents

		Page
I.	**Basis of Presentation**	1
II.	**Financial Highlights**	
	Financial Highlights	4
	Key Operating and Financial Metrics	5
III.	**Summary Consolidated Results**	
	Statements of Operations	6
	Consolidated Balance Sheets	7
	Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet	8
	Net Investment Return	9
	Fixed Maturity and Short-Term Investments	10
IV.	**Segment Results**	
	Consolidated Underwriting Results	11
	5Q Consolidated Underwriting Results - Group	12
	5Q Underwriting Results - International	13
	5Q Underwriting Results - Bermuda	14
V.	**Other Information**	
	Modeled Exposure to Catastrophe Losses (PML)	15
	Non-GAAP Measures	16

1 Basis of Presentation All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This information is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Ltd. (referred to herein as "Hamilton," the "Company," "we," "us" and "our") with the U.S. Securities and Exchange Commission, including its Form 10-Q. Special Note Regarding Forward-Looking Statements This information includes “forward looking statements” pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materially from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors set forth in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and other subsequent periodic reports filed with the Securities and Exchange Commission and the following: • challenges from competitors, including those arising from industry consolidation and technological advancements; • unpredictable catastrophic events, global climate change and/or emerging claim and coverage issues; • our ability, or those of the third parties on which we rely, to ensure reserves are adequate to cover actual losses and to accurately evaluate underwriting risk, models, assessments and/or pricing of risks; • our ability to defend our intellectual property rights, including our proprietary technology platforms, to comply with our obligations under our license and technology agreements or to license rights to technology or data on reasonable terms; • the impact of risks associated with human error, fraud, model uncertainties, cybersecurity threats such as cyber-attacks and security breaches and our reliance on third-party information technology ("IT") systems that can fail or need replacement; • our ability to secure necessary credit facilities, or additional types of credit, on favorable terms or at all; • our limited financial and operating flexibility due to the covenants in our existing credit facilities; • our exposure to the credit risk of the intermediaries on which we rely; • our failure to pay claims in a timely manner or the need to sell investments under unfavorable conditions to meet liquidity requirements;

2 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) • downgrades, potential downgrades or other negative actions by rating agencies; • our ability to manage risks associated with macroeconomic conditions resulting from geopolitical and global economic events, including current or anticipated military conflicts, public health crises, terrorism, sanctions, rising energy prices, inflation and interest rates and other global events, including the instability from recent international trade policies; • the cyclical nature of the insurance and reinsurance business, which may cause the pricing and terms for our products to decline; • our results of operations potentially fluctuating significantly from period to period and not being indicative of our long-term prospects; • our ability to execute our strategy and to modify our business and strategic plan without shareholder approval; • our dependence on key executives, including the potential loss of Bermudian personnel, and our ability to attract qualified personnel, particularly in very competitive hiring conditions; • foreign operational risk such as foreign currency risk and political risk; • our ability to identify and execute opportunities for growth, to complete transactions as planned or realize the anticipated benefits of any acquisitions or other investments; • our management of alternative reinsurance platforms on behalf of investors in entities managed by Hamilton Strategic Partnerships; • our inability to control the allocations to, and/or the performance of, the Two Sigma Hamilton Fund, LLC (“TS Hamilton Fund” or "Two Sigma Hamilton Fund") investment portfolio and our limited ability to withdraw our capital accounts; • the impact of risks from conflicts of interest among Two Sigma Principals, LLC, Two Sigma Investments, LP (“Two Sigma”) and their respective affiliates affecting our business; • the historical performance of Two Sigma not being indicative of the future results of the TS Hamilton Fund’s investment portfolio and/or of our future results; • the impacts of risks associated with our investment strategy, including that such risks are greater than those faced by our competitors; • our potentially becoming subject to U.S. federal income taxation, Bermuda taxation or other taxes as a result of a change of tax laws or otherwise; • the potential characterization of us and/or any of our subsidiaries as a passive foreign investment company, or PFIC; • our potentially becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act, or FATCA, provisions; • our ability to compete effectively in a heavily regulated industry in light of new domestic or international laws and regulations, including accounting practices, and the impact of new interpretations of current laws and regulations; • the suspension or revocation of our subsidiaries’ insurance licenses; • significant legal, governmental or regulatory proceedings; • our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us being restricted by law; • challenges related to compliance with the applicable laws, rules and regulations related to being a public company, which is expensive and time consuming; • the limited ability of investors to influence corporate matters due to our multiple class common share structure and the voting provisions of our Bye-laws; • the risk that anti-takeover provisions in our Bye-laws could discourage, delay, or prevent a change in control, even if the change in control would be beneficial to our shareholders; • the difficulties investors may face in protecting their interests and serving process or enforcing judgments against us in the United States; and • our current strategy does not include paying cash dividends on our Class B common shares in the near term.

3 Basis of Presentation Special Note Regarding Forward-Looking Statements (continued) There may be other factors that could cause our actual results to differ materially from the forward-looking statements, including factors disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. You should evaluate all forward-looking statements made herein in the context of these risks and uncertainties. You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Financial Highlights

($ in thousands)	Three Months Ended March 31, 2025		2024	
Net income (loss) attributable to common shareholders	$	80,872	$	157,174
Operating income (loss) attributable to common shareholders	$	49,391	$	175,232
Underwriting income (loss)				
Gross premiums written	$	843,306	$	721,941
Net premiums written		603,875		514,880
Net premiums earned		498,928		385,303
Underwriting income (loss)	$	(58,259)	$	32,522
Key Ratios:				
Attritional loss ratio - current year		51.9 %		57.2 %
Attritional loss ratio - prior year development		(2.9)%		3.1 %
Catastrophe loss ratio - current year		32.0 %		0.0 %
Catastrophe loss ratio - prior year development		(1.8)%		0.0 %
Loss and loss adjustment expense ratio		79.2 %		60.3 %
Acquisition cost ratio		23.4 %		21.9 %
Other underwriting expense ratio		9.0 %		9.3 %
Combined ratio		111.6 %		91.5 %
Investments				
Total assets	$	8,342,831	$	7,349,025
Total cash and invested assets[(1)]		4,975,904		4,195,642
Total investment return[(2)]		167,326		147,831
Two Sigma Hamilton Fund				
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF		203,961		262,821
Net income (loss) attributable to non-controlling interest - TSHF		100,394		120,158
	$	103,567	$	142,663
Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations		5.5 %		8.3 %
Fixed income, short term investments and cash and cash equivalents				
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - other	$	63,759	$	5,168

(1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased, payables to related parties (TSHF) and non-controlling interest (TSHF).
(2) Net realized and unrealized gains (losses) on investments, plus net investment income (loss), less non-controlling interest.

4

5 Three Months Ended March 31, ($ in thousands, except per share amounts) 2025 2024 Income (loss) per share attributable to common shareholders - basic .................................................................................................................................... $ 0.79 $ 1.42 Income (loss) per share attributable to common shareholders - diluted .................................................................................................................................. $ 0.77 $ 1.38 Operating income (loss) attributable to common shareholders per common share - diluted ............................................................................................... $ 0.47 $ 1.53 Weighted average common shares outstanding - basic ............................................................................................................................................................ 101,938,432 110,921,215 Weighted average common shares outstanding - diluted .......................................................................................................................................................... 105,152,167 114,246,557 Return on average common shareholders' equity - annualized ................................................................................................................................................ 13.7% 29.5 % Operating return on average common shareholders' equity - annualized ............................................................................................................................... 8.4% 32.9 % March 31, 2025 December 31, 2024 Closing common shareholders' equity, less intangible assets .................................................................................................................................................. $ 2,308,155 $ 2,235,588 Closing common shareholders' equity .......................................................................................................................................................................................... $ 2,399,339 $ 2,328,709 Closing common shares outstanding ............................................................................................................................................................................................ 101,711,441 101,466,997 Tangible book value per common share ....................................................................................................................................................................................... $ 22.69 $ 22.03 Book value per common share ....................................................................................................................................................................................................... $ 23.59 $ 22.95 Year to date change in tangible book value per common share ............................................................................................................................................... 3.0% 24.1 % Year to date change in book value per common share .............................................................................................................................................................. 2.8% 23.5 % Financial Highlights Key Operating and Financial Metrics

6 Three Months Ended March 31, ($ in thousands, except per share amounts) 2025 2024 Revenues Gross premiums written ... $ 843,306 $ 721,941 Reinsurance premiums ceded ... (239,431) (207,061) Net premiums written ... 603,875 514,880 Net change in unearned premiums .................................................................................................................................................................................................. (104,947) (129,577) Net premiums earned ... 498,928 385,303 Net realized and unrealized gains (losses) on investments ......................................................................................................................................................... 248,793 255,371 Net investment income (loss) ... 18,927 12,618 Total net realized and unrealized gains (losses) on investments and net investment income (loss) .................................................................................... 267,720 267,989 Third party fee income ... 4,662 7,478 Net foreign exchange gains (losses) ................................................................................................................................................................................................ (2,529) (2,125) Total revenues ... 768,781 658,645 Expenses Losses and loss adjustment expenses ............................................................................................................................................................................................ 395,234 232,352 Acquisition costs ... 116,881 84,554 Other underwriting expenses ... 49,734 43,353 Corporate expenses ... 12,968 11,502 Amortization of intangible assets ...................................................................................................................................................................................................... 3,890 3,252 Interest expense ... 5,602 5,708 Total expenses ... 584,309 380,721 Income (loss) before income tax ....................................................................................................................................................................................................... 184,472 277,924 Income tax expense (benefit) ... 3,206 592 Net income (loss) ... 181,266 277,332 Net income (loss) attributable to non-controlling interest .............................................................................................................................................................. 100,394 120,158 Net income (loss) and other comprehensive income (loss) attributable to common shareholders .......................................................................... $ 80,872 $ 157,174 Per share data Income (loss) per share attributable to common shareholders - basic ....................................................................................................................................... $ 0.79 $ 1.42 Income (loss) per share attributable to common shareholders - diluted .................................................................................................................................... $ 0.77 $ 1.38 Return on average common shareholders' equity - annualized .................................................................................................................................................. 13.7% 29.5 % Summary Consolidated Results Statements of Operations

Summary Consolidated Results
Consolidated Balance Sheets

($ in thousands, except share information)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets					
Fixed maturity investments, at fair value (amortized cost March 31, 2025: $2,436,656)	$ 2,425,986	$ 2,377,862	$ 2,320,184	$ 2,068,930	$ 1,877,130
Short-term investments, at fair value (amortized cost March 31, 2025: $404,946)	406,207	497,110	507,947	463,542	352,068
Investments in Two Sigma Funds, at fair value (cost March 31, 2025: $1,111,708)	1,341,079	939,381	932,787	923,682	953,659
Total investments	4,173,272	3,814,353	3,760,918	3,456,154	3,182,857
Cash and cash equivalents	838,514	996,493	957,372	1,016,573	1,085,038
Restricted cash and cash equivalents	74,548	104,359	93,883	98,279	95,565
Premiums receivable	989,656	771,707	885,744	933,211	856,111
Paid losses recoverable	91,701	134,406	146,008	147,690	169,469
Deferred acquisition costs	242,346	208,985	205,953	203,279	190,883
Unpaid losses and loss adjustment expenses recoverable	1,235,045	1,171,040	1,190,465	1,160,309	1,167,504
Receivables for investments sold	46,358	74,006	39,079	12,307	17,777
Prepaid reinsurance	329,213	218,921	260,174	299,574	285,984
Intangible assets	91,184	93,121	94,441	94,410	92,651
Other assets	230,994	208,642	192,510	201,317	205,186
Total assets	$ 8,342,831	$ 7,796,033	$ 7,826,547	$ 7,623,103	$ 7,349,025
Liabilities, non-controlling interest, and shareholders' equity					
Liabilities					
Reserve for losses and loss adjustment expenses	$ 3,815,307	$ 3,532,491	$ 3,434,800	$ 3,242,893	$ 3,148,782
Unearned premiums	1,337,516	1,122,277	1,192,071	1,202,371	1,132,477
Reinsurance balances payable	346,240	261,275	334,511	399,633	367,123
Payables for investments purchased	46,925	115,427	172,905	111,280	55,071
Term loan, net of issuance costs	149,974	149,945	149,916	149,887	149,859
Accounts payable and accrued expenses	137,667	185,361	168,658	158,187	155,684
Payables to related parties	70,709	100,420	—	43,030	75,797
Total liabilities	5,904,338	5,467,196	5,452,861	5,307,281	5,084,793
Non-controlling interest - TS Hamilton Fund	39,154	128	60,060	77,275	54,727
Shareholders' equity					
Common shares:					
Class A, authorized (March 31, 2025: 26,944,807), par value $0.01; issued and outstanding (March 31, 2025: 17,820,078)	178	178	178	195	286
Class B, authorized (March 31, 2025: 81,705,911), par value $0.01; issued and outstanding (March 31, 2025: 66,015,693)	660	643	637	574	568
Class C, authorized (March 31, 2025: 17,875,670), par value $0.01; issued and outstanding (March 31, 2025: 17,875,670)	179	194	199	250	255
Additional paid-in-capital	1,160,569	1,163,609	1,172,331	1,171,585	1,255,055
Accumulated other comprehensive loss	(4,441)	(4,441)	(4,441)	(4,441)	(4,441)
Retained earnings	1,242,194	1,168,526	1,144,722	1,070,384	957,782
Total shareholders' equity	2,399,339	2,328,709	2,313,626	2,238,547	2,209,505
Total liabilities, non-controlling interest, and shareholders' equity	$ 8,342,831	$ 7,796,033	$ 7,826,547	$ 7,623,103	$ 7,349,025

7

Summary Consolidated Results
Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet

($ in thousands)	March 31, 2025 Consolidated GAAP Balance Sheet	March 31, 2025 Two Sigma Hamilton Fund Balances	March 31, 2025 Unconsolidated Balance Sheet[1]
Assets			
Fixed maturity investments, at fair value	$ 2,425,986	$ -	$ 2,425,986
Short-term investments, at fair value	406,207	(386,189)	20,018
Investments in Two Sigma Funds, at fair value	1,341,079	639,784	1,980,863
Total investments	4,173,272	253,595	4,426,867
Cash and cash equivalents	838,514	(354,952)	483,562
Restricted cash and cash equivalents	74,548	-	74,548
Premiums receivable	989,656	-	989,656
Paid losses recoverable	91,701	-	91,701
Deferred acquisition costs	242,346	-	242,346
Unpaid losses and loss adjustment expenses recoverable	1,235,045	-	1,235,045
Receivables for investments sold	46,358	(33,654)	12,704
Prepaid reinsurance	329,213	-	329,213
Intangible assets	91,184	-	91,184
Other assets	230,994	(855)	230,139
Total assets	$ 8,342,831	$ (135,866)	$ 8,206,965
Liabilities, non-controlling interest, and shareholders' equity			
Liabilities			
Reserve for losses and loss adjustment expenses	$ 3,815,307	$ -	$ 3,815,307
Unearned premiums	1,337,516	-	1,337,516
Reinsurance balances payable	346,240	-	346,240
Payables for investments purchased	46,925	(25,821)	21,104
Term loan, net of issuance costs	149,974	-	149,974
Accounts payable and accrued expenses	137,667	(182)	137,485
Payables to related parties	70,709	(70,709)	-
Total liabilities	5,904,338	(96,712)	5,807,626
Non-controlling interest - TS Hamilton Fund	39,154	(39,154)	-
Shareholders' equity			
Common shares:			
Class A, par value $0.01	178	-	178
Class B, par value $0.01	660	-	660
Class C, par value $0.01	179	-	179
Additional paid-in-capital	1,160,569	-	1,160,569
Accumulated other comprehensive loss	(4,441)	-	(4,441)
Retained earnings	1,242,194	-	1,242,194
Total shareholders' equity	2,399,339	-	2,399,339
Total liabilities, non-controlling interest, and shareholders' equity	$ 8,342,831	$ (135,866)	$ 8,206,965

(1) We present our balance sheet on an unconsolidated basis above, which we believe is meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The unconsolidated balances are non-GAAP financial measures, with the above table providing an appropriate reconciliation to comparable GAAP measures.

8

Summary Consolidated Results
Net Investment Return

($ in thousands)	Three Months Ended March 31, 2025		Three Months Ended March 31, 2024	
Net realized gains (losses) on investments	**$**	**118,658**	**$**	**149,445**
Fixed maturities and short-term investments		*(477)*		*(2,942)*
TS Hamilton Fund		*119,135*		*152,387*
Change in net unrealized gains (losses) on investments		**130,135**		**105,926**
Fixed maturities and short-term investments		*34,487*		*(12,991)*
TS Hamilton Fund		*95,648*		*118,917*
Net realized and unrealized gains (losses) on investments		**248,793**		**255,371**
Net investment income (loss):				
Fixed maturities		25,287		16,950
Short-term investments		68		(1)
TS Hamilton Fund		1,736		3,015
Cash and cash equivalents		4,603		4,115
Other		459		752
Interest and other		**32,153**		**24,831**
Management fees		**(12,965)**		**(11,950)**
Fixed maturities and short-term investments		*(564)*		*(591)*
TS Hamilton Fund		*(12,401)*		*(11,359)*
Other expenses		**(261)**		**(263)**
Fixed maturities and short-term investments		*(104)*		*(124)*
TS Hamilton Fund		*(157)*		*(139)*
Net investment income (loss)		**18,927**		**12,618**
Total net realized and unrealized gains (losses) on investments and net investment income (loss)		**267,720**		**267,989**
Net income (loss) attributable to non-controlling interest		*100,394*		*120,158*
Total net realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest	**$**	**167,326**	**$**	**147,831**
Fixed income, short-term investments and cash and cash equivalents return	$	63,759	$	5,168
TS Hamilton Fund return[(1)]	$	103,567	$	142,663

(1) Net of non-controlling interest performance incentive allocation

9

Summary Consolidated Results
Fixed Maturity and Short-Term Investments

($ in thousands)	March 31, 2025			December 31, 2024		
Fixed Maturity Trading Portfolio and Short-Term Investments[1]	**Fair Value**	**% of Total**	**Weighted Average Credit Rating**	**Fair Value**	**% of Total**	**Weighted Average Credit Rating**
Fixed maturities						
U.S. government treasuries	$ 621,480	22%	Aaa	$ 711,103	25%	Aaa
U.S. states, territories and municipalities	12,795	0%	Aa2	13,231	0%	Aa2
Non-U.S. sovereign governments and supranationals	74,907	3%	Aa1	67,527	2%	Aa1
Corporate	1,204,434	43%	A3	1,143,060	41%	A3
Residential mortgage-backed securities - Agency	314,589	11%	Aaa	272,611	9%	Aaa
Residential mortgage-backed securities - Non-agency	29,443	1%	Aaa	16,754	1%	Aaa
Commercial mortgage-backed securities - Non-agency	45,525	2%	Aa1	39,686	1%	Aaa
Other asset-backed securities	122,813	4%	Aaa	113,890	4%	Aaa
Total fixed maturities	2,425,986	86%	Aa3	2,377,862	83%	Aa3
Short-term investments	406,207	14%	Aaa	497,110	17%	Aaa
Total fixed maturities and short-term investments	$ 2,832,193	100%	Aa2	$ 2,874,972	100%	Aa2
Fixed Maturity and Short-Term Investments Credit Quality Summary						
Investment grade		100%			100%	
Non-investment grade		0%			0%	
Total		100%			100%	

Fixed Maturity and Short-Term Investments - Trading Portfolio[2]	**March 31, 2025**	**December 31, 2024**
Average credit quality	Aa3	Aa3
Average yield to maturity	4.5%	4.7%
Book yield	4.3%	4.1%
Expected average duration (in years)	3.4	3.4

(1) Includes $386.2 million and $496.0 million of short-term investments, at March 31, 2025 and December 31, 2024, respectively, not managed by our external investment managers.

(2) Fixed income portfolio managed by our external investment managers only.

10

Segment Results
Consolidated Underwriting Results

	Three Months Ended March 31, 2025			Three Months Ended March 31, 2024		
($ in thousands)	International	Bermuda	Total	International	Bermuda	Total
Gross premiums written	$ 369,959	$ 473,347	$ 843,306	$ 320,841	$ 401,100	$ 721,941
Net premiums written	228,975	374,900	603,875	185,033	329,847	514,880
Net premiums earned	240,567	258,361	498,928	196,814	188,489	385,303
Third party fee income	4,332	330	4,662	3,586	3,892	7,478
Losses and loss adjustment expenses	145,671	249,563	395,234	116,162	116,190	232,352
Acquisition costs	62,790	54,091	116,881	47,720	36,834	84,554
Other underwriting expenses	35,623	14,111	49,734	31,203	12,150	43,353
Underwriting income (loss)	$ 815	$ (59,074)	$ (58,259)	$ 5,315	$ 27,207	$ 32,522
Key Ratios:						
Attritional loss ratio - current year	52.1 %	51.8 %	51.9 %	56.0 %	58.4 %	57.2 %
Attritional loss ratio - prior year development	(3.6)%	(2.2)%	(2.9)%	2.9 %	3.2 %	3.1 %
Catastrophe loss ratio - current year	12.1 %	50.6 %	32.0 %	0.0 %	0.0 %	0.0 %
Catastrophe loss ratio - prior year development	0.0 %	(3.6)%	(1.8)%	0.1 %	0.0 %	0.0 %
Loss and loss adjustment expense ratio	60.6 %	96.6 %	79.2 %	59.0 %	61.6 %	60.3 %
Acquisition cost ratio	26.1 %	20.9 %	23.4 %	24.2 %	19.5 %	21.9 %
Other underwriting expense ratio	13.0 %	5.3 %	9.0 %	14.0 %	4.4 %	9.3 %
Combined ratio	99.7 %	122.8 %	111.6 %	97.2 %	85.5 %	91.5 %

11

Segment Results

5Q Consolidated Underwriting Results - Group

($ in thousands)	Three Months Ended March 31, 2025	Three Months Ended December 31, 2024	Three Months Ended September 30, 2024	Three Months Ended June 30, 2024	Three Months Ended March 31, 2024	Year Ended December 31, 2024
Gross premiums written	$ 843,306	$ 543,937	$ 553,401	$ 603,304	$ 721,941	$ 2,422,582
Net premiums written	603,875	453,326	477,896	475,068	514,880	1,921,169
Net premiums earned	498,928	481,867	448,795	418,764	385,303	1,734,729
Third party fee income	4,662	5,818	4,464	5,989	7,478	23,752
Losses and loss adjustment expenses	395,234	289,695	273,632	214,494	232,352	1,010,173
Acquisition costs	116,881	105,872	102,201	96,305	84,554	388,931
Other underwriting expenses	49,734	69,674	48,332	48,655	43,353	210,013
Underwriting income (loss)	$ (58,259)	$ 22,444	$ 29,094	$ 65,299	$ 32,522	$ 149,364
Key Ratios:						
Attritional loss ratio - current year	51.9 %	51.2 %	53.2 %	51.6 %	57.2 %	53.1 %
Attritional loss ratio - prior year development	(2.9)%	(1.3)%	(0.7)%	(0.4)%	3.1 %	0.0 %
Catastrophe loss ratio - current year	32.0 %	11.9 %	11.5 %	0.0 %	0.0 %	6.3 %
Catastrophe loss ratio - prior year development	(1.8)%	(1.7)%	(3.0)%	0.0 %	0.0 %	(1.2)%
Loss and loss adjustment expense ratio	79.2 %	60.1 %	61.0 %	51.2 %	60.3 %	58.2 %
Acquisition cost ratio	23.4 %	22.0 %	22.8 %	23.0 %	21.9 %	22.4 %
Other underwriting expense ratio	9.0 %	13.3 %	9.8 %	10.2 %	9.3 %	10.7 %
Combined ratio	111.6 %	95.4 %	93.6 %	84.4 %	91.5 %	91.3 %
Gross premiums written						
Property	$ 277,603	$ 77,378	$ 120,001	$ 188,561	$ 228,176	$ 614,116
Casualty	315,097	298,607	272,998	255,627	251,894	1,079,124
Specialty	250,606	167,952	160,402	159,116	241,871	729,342
Total	$ 843,306	$ 543,937	$ 553,401	$ 603,304	$ 721,941	$ 2,422,582
Net premiums earned						
Property	$ 141,173	$ 122,734	$ 121,766	$ 106,553	$ 106,708	$ 457,762
Casualty	217,672	205,234	193,948	175,237	159,109	733,529
Specialty	140,083	153,899	133,081	136,974	119,486	543,438
Total	$ 498,928	$ 481,867	$ 448,795	$ 418,764	$ 385,303	$ 1,734,729

12

Segment Results
5Q Underwriting Results - International

($ in thousands)	Three Months Ended March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	Year Ended December 31, 2024
Gross premiums written	$ 369,959	$ 350,479	$ 325,525	$ 311,616	$ 320,841	$ 1,308,460
Net premiums written	228,975	282,161	268,106	234,305	185,033	969,605
Net premiums earned	240,567	249,234	225,244	215,643	196,814	886,934
Third party fee income	4,332	4,760	4,170	3,798	3,586	16,317
Losses and loss adjustment expenses	145,671	138,842	130,135	112,884	116,162	498,023
Acquisition costs	62,790	56,382	59,713	53,157	47,720	216,971
Other underwriting expenses	35,623	49,507	34,143	33,972	31,203	148,824
Underwriting income (loss)	$ 815	$ 9,263	$ 5,423	$ 19,428	$ 5,315	$ 39,433
Key Ratios:						
Attritional loss ratio - current year	52.1 %	50.8 %	55.3 %	52.5 %	56.0 %	53.5 %
Attritional loss ratio - prior year development	(3.6)%	(2.1)%	(1.5)%	(0.2)%	2.9 %	(0.4)%
Catastrophe loss ratio - current year	12.1 %	7.8 %	6.4 %	0.0 %	0.0 %	3.9 %
Catastrophe loss ratio - prior year development	0.0 %	(0.8)%	(2.4)%	0.0 %	0.1 %	(0.8)%
Loss and loss adjustment expense ratio	60.6 %	55.7 %	57.8 %	52.3 %	59.0 %	56.2 %
Acquisition cost ratio	26.1 %	22.6 %	26.5 %	24.7 %	24.2 %	24.5 %
Other underwriting expense ratio	13.0 %	18.0 %	13.3 %	14.0 %	14.0 %	14.9 %
Combined ratio	99.7 %	96.3 %	97.6 %	91.0 %	97.2 %	95.6 %
Gross premiums written						
Property	$ 54,526	$ 47,684	$ 51,441	$ 53,540	$ 37,704	$ 190,369
Casualty	135,563	157,013	144,107	132,129	121,165	554,413
Specialty	179,870	145,782	129,977	125,947	161,972	563,678
Total	$ 369,959	$ 350,479	$ 325,525	$ 311,616	$ 320,841	$ 1,308,460
Net premiums earned						
Property	$ 45,705	$ 44,621	$ 37,033	$ 32,689	$ 34,974	$ 149,318
Casualty	90,568	84,776	86,062	75,770	72,928	319,536
Specialty	104,294	119,837	102,149	107,184	88,912	418,080
Total	$ 240,567	$ 249,234	$ 225,244	$ 215,643	$ 196,814	$ 886,934

13

Segment Results
5Q Underwriting Results - Bermuda

($ in thousands)	Three Months Ended March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	Year Ended December 31, 2024
Gross premiums written	$ 473,347	$ 193,458	$ 227,876	$ 291,688	$ 401,100	$ 1,114,122
Net premiums written	374,900	171,165	209,790	240,763	329,847	951,564
Net premiums earned	258,361	232,633	223,551	203,121	188,489	847,795
Third party fee income	330	1,058	294	2,191	3,892	7,435
Losses and loss adjustment expenses	249,563	150,853	143,497	101,610	116,190	512,150
Acquisition costs	54,091	49,490	42,488	43,148	36,834	171,960
Other underwriting expenses	14,111	20,167	14,189	14,683	12,150	61,189
Underwriting income (loss)	$ (59,074)	$ 13,181	$ 23,671	$ 45,871	$ 27,207	$ 109,931
Key Ratios:						
Attritional loss ratio - current year	51.8 %	51.7 %	51.0 %	50.5 %	58.4 %	52.7 %
Attritional loss ratio - prior year development	(2.2)%	(0.4)%	0.0 %	(0.5)%	3.2 %	0.5 %
Catastrophe loss ratio - current year	50.6 %	16.1 %	16.7 %	0.0 %	0.0 %	8.9 %
Catastrophe loss ratio - prior year development	(3.6)%	(2.6)%	(3.5)%	0.0 %	0.0 %	(1.7)%
Loss and loss adjustment expense ratio	96.6 %	64.8 %	64.2 %	50.0 %	61.6 %	60.4 %
Acquisition cost ratio	20.9 %	21.3 %	19.0 %	21.2 %	19.5 %	20.3 %
Other underwriting expense ratio	5.3 %	8.2 %	6.2 %	6.2 %	4.4 %	6.3 %
Combined ratio	122.8 %	94.3 %	89.4 %	77.4 %	85.5 %	87.0 %
Gross premiums written						
Property	$ 223,077	$ 29,694	$ 68,560	$ 135,021	$ 190,472	$ 423,747
Casualty	179,534	141,594	128,891	123,498	130,729	524,711
Specialty	70,736	22,170	30,425	33,169	79,899	165,664
Total	$ 473,347	$ 193,458	$ 227,876	$ 291,688	$ 401,100	$ 1,114,122
Net premiums earned						
Property	$ 95,468	$ 78,113	$ 84,733	$ 73,864	$ 71,734	$ 308,444
Casualty	127,104	120,458	107,886	99,467	86,181	413,993
Specialty	35,789	34,062	30,932	29,790	30,574	125,358
Total	$ 258,361	$ 232,633	$ 223,551	$ 203,121	$ 188,489	$ 847,795

14

Other Information

Modeled Exposure to Catastrophe Losses (PML)

Net Probable Maximum Loss ("PML") as of April 1, 2025

($ in millions)

Region	Peril	Probability of Exceedance	Group Net PML ($m)[(1)]	% of Shareholders' Equity
Florida	U.S. Hurricane	1 in 100	$ 229.7	9.6 %
Northeast	U.S. Hurricane	1 in 100	191.9	8.0 %
Gulf (TX - AL)	U.S. Hurricane	1 in 100	172.8	7.2 %
California	Earthquake	1 in 250	294.7	12.3 %
Pacific Northwest	Earthquake	1 in 250	121.5	5.1 %

(1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bonds we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage.

Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape.

Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250-year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period.

Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers.

15

16 Other Information Non-GAAP Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements that management uses to assess our operating results are considered non-GAAP financial measures under Regulation G and Item 10(e) of Regulation S-K, each promulgated by the SEC. We believe that these non- GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included below. Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized Operating income (loss) attributable to common shareholders, as used herein, differs from net income (loss) and other comprehensive income (loss) attributable to common shareholders, which we believe is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on fixed maturity and short term investments, and net foreign exchange gains and losses. We also use operating income (loss) attributable to common shareholders to calculate operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized. We believe that operating income (loss) attributable to common shareholders, operating income (loss) attributable to common shareholders per common share - diluted and operating return on average common shareholders' equity - annualized are meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The following tables are a reconciliation of: net income (loss) and other comprehensive income (loss) attributable to common shareholders to operating income (loss) attributable to common shareholders; net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted to operating income (loss) attributable to common shareholders per common share - diluted; and return on average common shareholders' equity - annualized to operating return on average common shareholders' equity - annualized. Comparative information for the prior periods presented have been updated to conform to the current methodology and presentation.

17 Return on average common shareholders' equity - annualized ..................................................................................................................... 13.7% 29.5 % Adjustment for: ... Net realized (gains) losses on investments - Fixed maturity and short-term investments(1) ...................................................................... 0.1% 0.6 % Net unrealized (gains) losses on investments - Fixed maturity and short-term investments(1) .................................................................. (5.8) % 2.4 % Net foreign exchange (gains) losses ................................................................................................................................................................... 0.4% 0.4 % Operating return on average common shareholders' equity - annualized .................................................................................................... 8.4% 32.9 % Other Information Non-GAAP Measures Net income (loss) and other comprehensive income (loss) attributable to common shareholders per common share - diluted ......... $ 0.77 $ 1.38 Adjustment for: ... Net realized (gains) losses on investments - Fixed maturity and short-term investments(1) ...................................................................... — 0.03 Net unrealized (gains) losses on investments - Fixed maturity and short-term investments(1) .................................................................. (0.32) 0.10 Net foreign exchange (gains) losses ................................................................................................................................................................... 0.02 0.02 Operating income (loss) attributable to common shareholders per common share - diluted .................................................................... $ 0.47 $ 1.53 Three Months Ended March 31, ($ in thousands) 2025 2024 Net income (loss) and other comprehensive income (loss) attributable to common shareholders .......................................................... $ 80,872 $ 157,174 Adjustment for: ... Net realized (gains) losses on investments - Fixed maturity and short-term investments(1) ...................................................................... 477 2,942 Net unrealized (gains) losses on investments - Fixed maturity and short-term investments(1) .................................................................. (34,487) 12,991 Net foreign exchange (gains) losses ................................................................................................................................................................... 2,529 2,125 Operating income (loss) attributable to common shareholders ...................................................................................................................... $ 49,391 $ 175,232 Operating Income (Loss) Attributable to Common Shareholders, Operating Income (Loss) Attributable to Common Shareholders per Common Share - Diluted and Operating Return on Average Common Shareholders' Equity - Annualized (continued) (1) Fixed income portfolio managed by our external investment managers only.

18 Underwriting Income (Loss) We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company’s reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects. The table below reconciles underwriting income (loss) to net income (loss), the most directly comparable GAAP financial measure: Three Months Ended March 31, ($ in thousands) 2025 2024 Underwriting income (loss) .................................................................................................................................................................................... $ (58,259) $ 32,522 Total net realized and unrealized gains (losses) on investments and net investment income (loss) ........................................................ 267,720 267,989 Net foreign exchange gains (losses) ................................................................................................................................................................... (2,529) (2,125) Corporate expenses ............................................................................................................................................................................................... (12,968) (11,502) Amortization of intangible assets .......................................................................................................................................................................... (3,890) (3,252) Interest expense ...................................................................................................................................................................................................... (5,602) (5,708) Income tax (expense) benefit ................................................................................................................................................................................ (3,206) (592) Net income (loss), prior to non-controlling interest ............................................................................................................................................ $ 181,266 $ 277,332 Other Information Non-GAAP Measures Third Party Fee Income Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of fees earned by the International segment for management services provided to third party syndicates and consortia and by the Bermuda segment for performance based management fees generated by our third party capital manager, Ada Capital Management Limited. We believe that this measure is a relevant component of our underwriting income (loss), with other income (loss) being the most directly comparable GAAP financial measure. Three Months Ended March 31, ($ in thousands) 2025 2024 Third party fee income ............................................................................................................................................................................................. $ 4,662 $ 7,478 Other income (loss), excluding third party fee income ....................................................................................................................................... — — Other income (loss) .................................................................................................................................................................................................. $ 4,662 $ 7,478

19 Three Months Ended March 31, ($ in thousands) 2025 2024 Other underwriting expenses .................................................................................................................................................................................. $ 49,734 $ 43,353 Corporate expenses ................................................................................................................................................................................................. 12,968 11,502 General and administrative expenses ................................................................................................................................................................... $ 62,702 $ 54,855 Other Information Non-GAAP Measures Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 8, Segment Reporting, in the unaudited condensed consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. The table below reconciles other underwriting expenses to general and administrative expenses, the most directly comparable GAAP financial measure: Other Underwriting Expense Ratio Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as a percentage of net premiums earned. Loss Ratio Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Combined Ratio Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the loss and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss.